UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2005

JOHNSON CONTROLS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010

(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

5757 N. Green Bay Avenue P.O. Box 591 Milwaukee, Wisconsin	53201

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 524-1200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Press Release
Slide Presentation

ITEM 7.01 REGULATION FD DISCLOSURE

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release dated March 8, 2005 reporting the registrant’s issuance of its second-quarter guidance and confirming its full year outlook for fiscal year 2005.

Attached and incorporated herein by reference as Exhibit 99.2 is a copy of the slide presentation for the Smith Barney Citigroup’s Global Industrial Manufacturing Conference on March 8, 2005 at 3 pm Eastern.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

99.1	Press release issued by the registrant on March 8, 2005.
99.2	Slide presentation for the Smith Barney Citigroup’s Global Industrial Manufacturing Conference on March 8, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.
BY:	/s/ R. Bruce McDonald
R. Bruce McDonald
Vice President and Assistant Chief Financial Officer

Date: March 8, 2005

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release issued by the registrant on March 8, 2005.
99.2	Slide presentation for the Smith Barney Citigroup’s Global Industrial Manufacturing Conference on March 8, 2005.